Scudder

Massachusetts
Tax Free Fund

Semiannual Report
September 30, 1997

Pure No-Load(TM) Funds

For investors seeking double tax-free income exempt from both Massachusetts and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER [LOGO]

                                    In Brief

o Scudder Massachusetts Tax Free Fund received an overall four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through September 30, 1997.*

o As of September 30, 1997, Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.41%, equivalent to an 8.30% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

o Scudder Massachusetts Tax Free Fund ranked number one among its peers for five- and ten-year periods ended September 30 according to Lipper Analytical Services. See page 6 for additional information on the Fund's rankings.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

BAR CHART TITLE:  30-Day Yield on September 30, 1997

CHART DATA:

     Scudder Massachusetts Tax Free Fund                    4.41%

     Taxable yield needed to equal the Fund's yield         8.30%

* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, four stars for five-year performance, and three stars for three-year performance, and was rated among 1,374, 668, and 326 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Glossary of Investment Terms
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions


                    2 -- Scudder Massachusetts Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you concerning Scudder Massachusetts Tax Free Fund's performance over its most recent fiscal year ended September 30, 1997. In addition to the Fund's four-star Morningstar rating as of September 30 (see "In Brief" on page 2), the Fund continues to post outstanding long-term results, placing number one in total return performance over five- and ten-year periods ended September 30, 1997, compared with similar funds tracked by Lipper. The Fund posted a 4.41% 30-day net annualized SEC yield as of September 30, equivalent to an 8.30% taxable yield for investors in the top Massachusetts tax bracket. The Fund's portfolio management team continues to pursue its long-term strategy of seeking high yield and favorable returns with lower-than-average share price volatility by purchasing intermediate-term noncallable bonds and keeping overall portfolio quality high. Please read the discussion beginning on page 6 for more information.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire overseas equity exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 25.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 26 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

     Sincerely,




     /s/David S. Lee
     David S. Lee
     President,
     Scudder Massachusetts Tax Free Fund

                    3 -- Scudder Massachusetts Tax Free Fund

                     Performance Update as of September 30, 1997

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
9/30/97         $10,000  Cumulative  Annual
-------------------------------------------
Scudder Massachusetts Tax Free Fund
Ticker Symbol:  SCMAX
-------------------------------------------
1 Year         $10,838     8.38%     8.38%
5 Year         $14,281    42.81%     7.39%
10 Year        $23,772   137.72%     9.05%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year         $10,904     9.04%     9.04%
5 Year         $14,140    41.40%     7.17%
10 Year        $23,182   131.82%     8.76%


-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Massachusetts
Tax Free Fund
Year           Amount
---------------------
'87           $10,000
'88           $11,502
'89           $12,510
'90           $13,102
'91           $14,851
'92           $16,647
'93           $19,229
'94           $18,583
'95           $20,650
'96           $21,934
'97           $23,772

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'87           $10,000
'88           $11,296
'89           $12,277
'90           $13,113
'91           $14,842
'92           $16,395
'93           $18,484
'94           $18,033
'95           $20,051
'96           $21,260
'97           $23,182

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended September 30

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
Net Asset Value      $12.30  $12.30  $12.03  $12.74  $13.28  $14.24  $12.95  $13.63  $13.75  $14.17
Income Dividends     $  .81  $  .85  $  .82  $  .82  $  .83  $  .84  $  .78  $  .72  $  .71  $  .70
Capital Gains and
Other Distributions  $  .10  $  .19  $  .02  $  .04  $  .12  $ .18   $  .04  $   --  $   --  $   --
Fund Total
Return (%)            15.01    8.77    4.73   13.35   12.09   15.51   -3.36   11.12    6.22    8.38
Index Total
Return (%)            12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04    9.04

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year, and ten year periods would have been lower.


                    4 -- Scudder Massachusetts Tax Free Fund

                    Portfolio Summary as of September 30, 1997

-------------------------------
Diversification
-------------------------------
General Obligation          24%
Hospital/Health             20%
Higher Education            12%
Water/Sewer Revenue         11%
Housing Finance Authority   10%
Electric Utility Revenue     9%
Pollution Control Industrial
 Development                 4%
Toll Revenue/
 Transportation              2%
Miscellaneous Municipal      8%
-------------------------------
                           100%
-------------------------------

The Fund is broadly diversified,
with investments in over 110
different issues.


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA                        37%
AA                          3%
A                          44%
BBB                         9%
BB                          1%
Not Rated                   6%
------------------------------
                          100%
------------------------------

Weighted average quality: AA

Overall portfolio quality remains
high, with over 80% of Fund assets
rated A or better.


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
Less than 1 year            2%
1-5 years                  24%
5-10 years                 32%
10-15 years                30%
15 years or greater        12%
------------------------------
                          100%
------------------------------

Weighted average effective maturity: 9.14 years

We are currently focusing on the
purchase of 15- to 20-year
noncallable bonds as we seek to
boost yield and long-term returns.


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 10.


                    5 -- Scudder Massachusetts Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

For the six months ended September 30, 1997, Scudder Massachusetts Tax Free Fund posted a strong 5.90% total return as bonds continued to rack up solid gains. As some analysts proclaimed a "New Era" of noninflationary growth, the bond market inched its way upward, as any one statistical announcement that might imply a resurgence of inflation was met by two others that more than allayed such fears.

The Fund's 5.90% total return for the period consisted of a $0.45 increase in net asset value and income distributions of $0.35 per share. This return outpaced the Lipper average of similar funds over one- and three-year periods. The Fund also achieved the number one ranking among its peers for the five- and ten-year periods ended September 30, 1997.

On September 30, 1997, the Fund's 30-day net annualized SEC yield was 4.41%, equivalent to a taxable yield of 8.30% for shareholders subject to the 46.85% maximum combined state and federal income tax rate. The Fund's tax equivalent yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

                              Massachusetts Update

The Massachusetts economy continues to lead growth in the New England region. Job creation is still strong, and unemployment is at its lowest level since 1989. The Commonwealth finished its 1997 fiscal year with an operating surplus of $182 million in its General Fund. Massachusetts had anticipated issuing $900 million per year in bonds for the next five years, a total of $4.5 billion, to finance transportation-related capital projects. Due to changes in federal funding for the Central Artery Project, the Commonwealth increased its debt limits for the 1998 and 1999 fiscal years to allow for additional bond issuance of up to $1 billion. The pending legislative approval of a convention center will also require debt financing, secured by a hotel tax. Although Massachusetts' future debt issuance will be large, the burden should still be manageable, given the Commonwealth's high wealth levels and scheduled debt retirement.

 =============================================================
 Scudder Massachusetts Tax Free Fund:
 Long-Term Top Performance
 (Average annual returns for periods ended September 30, 1997)
 =============================================================

               Scudder
            Massachusetts                        Number
            Tax Free Fund  Lipper                  of
 Period        return      average  Rank         Funds
 -------------------------------------------------------------

 1 Year          8.38       8.27     24    of     52
 -------------------------------------------------------------

 3 Years         8.55       7.94     5     of     42
 -------------------------------------------------------------

 5 Years         7.39       6.64     1     of     23
 -------------------------------------------------------------

 10 Years        9.05       8.36     1     of     15
 =============================================================

Past performance does not guarantee future results.


                    6 -- Scudder Massachusetts Tax Free Fund

                         Noncallable Bonds Still a Focus

As a means of locking in a substantial income stream for Scudder Massachusetts Tax Free Fund over time, we are currently focusing on the purchase of 15- to 20-year noncallable bonds. Though only a few such bonds met our credit standards during the period, 15- to 20-year noncallable bonds already held by the Fund performed extremely well. As of September 30, 10% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. The Fund held 15% of bonds in these two categories as of the end of September. (For a summary of the Fund's quality, diversification, and maturity structure, see page.) Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of September 30, the Fund's average effective maturity was approximately 9 years.

Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts municipal bonds, including general obligation (offering the highest quality available in the Commonwealth), hospital/healthcare bonds, and higher education bonds.

In addition, we continue to seek to provide a competitive level of federal and state tax-exempt income for Fund investors -- with total return as an additional objective -- by concentrating on three broad categories of Massachusetts municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming existing "callable" bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we continued to sell bonds with weak call protection in favor of those with better call protection. As of September 30, 41% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                                     Outlook

As a rising stock market continued to shatter records, the past six months also witnessed increased activity in the bond market, as large and small investors seeking additional diversification rebalanced their portfolios by adding bonds. Amid Federal Reserve Chairman Greenspan's warnings about wage pressures, the shrinking supply of labor, and the possible runout of the "peace dividend," it's difficult to predict whether the Fed will continue to refrain from raising interest rates in the near future and whether the currently favorable economic and market conditions will prevail over the coming months. We do know, however, that yields and prices of municipal bonds are currently attractive



                    7 -- Scudder Massachusetts Tax Free Fund compared with Treasuries, and that the continued low level of U.S. inflation -- aided by business' strong investment in technological advances as well as subdued economic activity in much of the rest of the world -- is a boon to investors.

In the near term, we will continue our focus on 15- to 20-year noncallable municipal bonds as we seek to boost yield and long-term returns for our investors. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality. Thank you for investing in Scudder Massachusetts Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon      /s/Kathleen A. Meany
Philip G. Condon         Kathleen A. Meany


                    8 -- Scudder Massachusetts Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.


GENERAL OBLIGATION BOND       A municipal bond backed by the "full faith and
                              credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                    An overall increase in the prices of goods and
                              services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND               An interest-bearing debt security issued by a
                              state or local government entity.

 NET ASSET VALUE (NAV)        The price per share of a mutual fund based on the
                              sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD     The level of yield a fully taxable instrument
                              would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD             The standard yield reference for bond funds,
                              based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                 The most common yardstick to measure the
                              performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                    9 -- Scudder Massachusetts Tax Free Fund

                       Investment Portfolio as of September 30, 1997 (Unaudited)

                                                                                Principal          Credit           Market
                                                                               Amount ($)        Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.9%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts, General Obligation, Dedicated Income Tax:
 Series B, Daily Demand Note, 3.8%, 12/1/97* ..............................      3,700,000          MIG1            3,700,000
 Series E, Daily Demand Note, 3.8%, 12/1/97* ..............................        100,000          MIG1              100,000
Massachusetts Health & Educational Facilities Authority:
 Series B, Daily Demand Note, 3.8%, 7/1/05 (c)* ...........................        200,000          A1+               200,000
 Capital Assets Program, Series 1989 G-1, Weekly Demand Note, 3.95%,
    1/1/19 (c)* ...........................................................        900,000          AAA               900,000
 Series D, Weekly Demand Note, 3.55%, 1/1/35 (c)* .........................        700,000          SP1+              700,000
Puerto Rico
Puerto Rico, Series 1996, Variable Rate Demand Bond, 3.65%, 7/1/11 (c)* ...      1,000,000          AAA             1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,600,000)                                                            6,600,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.1%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, General Obligation, Series A, 6.5%, 7/1/12 (c) ................      2,320,000          AAA             2,547,613
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
 7/1/25 ...................................................................      1,000,000          NR              1,119,170
Chicopee, MA, Electric System Revenue, ETM, 7.125%, 1/1/17*** .............      1,210,000          AAA             1,427,485
Haverhill, MA, Unlimited Tax, General Obligation, Series A, 7%,
 6/15/12 (c) ..............................................................        600,000          AAA               671,052
Holyoke, MA, General Obligation, Series 1996A, 6%, 6/15/09 (c) ............      1,560,000          AAA             1,691,711
Mashpee, MA, General Obligation:
 5.125%, 2/1/11 (c) .......................................................      1,025,000          AAA             1,034,738
 5.35%, 2/1/12 (c) ........................................................      1,525,000          AAA             1,560,883
Massachusetts Bay Transportation Authority:
 General Transportation System:
  Series 1993 A, 5.5%, 3/1/09 .............................................      1,000,000          A               1,058,240
  Series A, 5.4%, 3/1/07 ..................................................      8,325,000          A               8,757,567
  Series A, 5.5%, 3/1/12 ..................................................      3,000,000          A               3,149,520
  Series B, 6.2%, 3/1/16 ..................................................      2,100,000          A               2,328,312
  Series C, 6.1%, 3/1/13 ..................................................      1,250,000          A               1,376,650
 Certificate of Participation, 7.75%, 1/15/06 .............................      1,000,000          A               1,195,200
Massachusetts General Obligation:
 Consolidated Loan, Series A, 7.5%, 6/1/04 ................................     12,400,000          A              14,502,296
 Hynes Convention Center, Zero Coupon, 9/1/04 .............................      2,000,000          A               1,462,000
 Series 96A, 6%, 11/1/10 ..................................................     10,000,000          A              11,042,700
 Series A, 6.5%, 6/1/08 ...................................................      3,170,000          AAA             3,487,951

    The accompanying notes are an integral part of the financial statements.


                    10 -- Scudder Massachusetts Tax Free Fund

                                                                                Principal          Credit           Market
                                                                               Amount ($)        Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
 Series A, 6.5%, 6/1/08 ...................................................        330,000          A                 363,099
 Series B, 6.5%, 8/1/08 ...................................................      5,400,000          A               6,182,946
 Series C, Zero Coupon, 12/1/04 ...........................................      8,415,000          A               6,082,194
Massachusetts Health & Educational Facilities Authority:
 Anna Jaques Hospital Series B, 6.875%, 10/1/12 ...........................      2,000,000          BBB             2,139,360
 Berkshire Health System, Series D, 5.6%, 10/1/08 (c) .....................      1,760,000          AAA             1,881,774
 Boston College, Series 1993 K, 5.25%, 6/1/09 .............................      2,880,000          AAA             2,986,733
 Charlton Memorial Hospital Series B, 7.25%, 7/1/07 .......................     10,000,000          A              10,987,700
 Community College Program Series A, 6.5%, 10/1/09 (c) ....................      1,000,000          AAA             1,095,040
 Cooley Dickson Hospital Inc.:
  Prerefunded 5/15/03, 7.125%, 11/15/18** .................................      2,075,000          AAA             2,366,517
  Series B, 5.25%, 11/15/10 (c) ...........................................      2,005,000          AAA             2,034,774
 Deaconess Hospital Series B, 6.625%, 4/1/12 (c) ..........................      2,000,000          AAA             2,187,480
 Lowell General Hospital, Series B, 5.2%, 6/1/10 (c) ......................      1,180,000          AAA             1,198,502
 Massachusetts General Hospital Series F, 6.25%, 7/1/12 (c) ...............      5,000,000          AAA             5,607,250
 Medical Academic & Scientific, Series A, 6.5%, 1/1/09 ....................      5,000,000          A               5,422,150
 Medical Center of Central Massachusetts, Series A, 7%, 7/1/12 (c) ........      3,600,000          AAA             3,957,012
 Melrose-Wakefield C06 Series 1996C, 6%, 7/1/12 ...........................      1,000,000          AAA             1,031,880
 Newton-Wellesley Hospital, Series E, 5.9%, 7/1/11 (c) ....................      3,015,000          AAA             3,224,573
 Newton-Wellesley Hospital, Series G, 6%, 7/1/12 (c) ......................      1,000,000          AAA             1,081,500
 North Adams, C06 Series 1996C, 6.625%, 7/1/18 ............................      1,560,000          BBB             1,636,253
 Northeastern University:
  Series E, 6.4%, 10/1/07 (c) .............................................      1,000,000          AAA             1,097,440
  Series E, 6.5%, 10/1/12 (c) .............................................        450,000          AAA               495,842
 Partners Healthcare System, Series 1997A, 5.25%, 7/1/13 (c) ..............      2,000,000          AAA             1,993,460
 St. Luke's Hospital New Bedford, Series C, Yield Curve Notes, 7.22%,
    8/15/10 (c)**** .......................................................      3,400,000          AAA             3,650,750
 South Shore Hospital, 6.5%, 7/1/10 (c) ...................................      2,500,000          AAA             2,729,550
 Stonehill College Series E, 6.55%, 7/1/12 (c) ............................      5,000,000          AAA             5,501,150
 Suffolk University, Series 1996 C, 5.65%, 7/1/11 .........................      1,045,000          AAA             1,092,203
 Tufts University Series C, 7.4%, 8/1/18 ..................................        530,000          AAA               554,571
Massachusetts Housing Finance Project Refunding Revenue:
 Residential Development Series C, 6.875%, 11/15/11 .......................     15,250,000          AAA            16,501,263
 Series A, 6.3%, 10/1/13 ..................................................      7,000,000          A               7,362,390
 Series A, 6.375%, 4/1/21 .................................................      3,905,000          A               4,088,340
 Series B, 6.05%, 12/1/09 (c) .............................................      3,000,000          AAA             3,064,860
 Single-Family Mortgage Revenue, Series 44, 5.9%, 12/1/13 .................      3,000,000          AA              3,075,240

    The accompanying notes are an integral part of the financial statements.


                    11 -- Scudder Massachusetts Tax Free Fund

                                                                                Principal          Credit           Market
                                                                               Amount ($)        Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency:
 Dana Hall School Issue, Series 1997A, 5.7%, 7/1/13 .......................      1,000,000          BBB             1,022,090
 Edgewood Retirement Community, Series A, 9%, 11/15/25 ....................      1,650,000          NR              1,842,522
 First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/20 ...........      1,000,000          NR              1,060,000
 College of the Holy Cross:
  C06 Series 1996, 5.25%, 3/1/09 (c) ......................................      1,190,000          AAA             1,222,642
  C06 Series 1996, 5.5%, 3/1/16 (c) .......................................      5,000,000          AAA             5,067,050
  Issue II, 6.375%, 11/1/09 ...............................................      1,000,000          A               1,108,500
 Massachusetts Biomedial Research Corp.:
  Series A, Zero Coupon, 8/1/00 ...........................................      2,860,000          A               2,529,298
  Series A, Zero Coupon, 8/1/01 ...........................................      3,650,000          A               3,079,505
  Series A, Zero Coupon, 8/1/02 ...........................................      3,650,000          A               2,932,155
 Merrimack College:
  5%, 7/1/11 (c) ..........................................................      1,490,000          AAA             1,482,565
  5%, 7/1/12 (c) ..........................................................      1,560,000          AAA             1,542,247
  5%, 7/1/17 (c) ..........................................................      1,000,000          AAA               963,460
 Nantucket Electric C06 AMT:
  Series 1996, 5.875%, 7/1/17 (c) .........................................      2,000,000          AAA             2,082,340
  Series 1996 A, 5.75%, 7/1/08 (c) ........................................      1,400,000          AAA             1,486,394
  Series 1996 A, 5.75%, 7/1/09 (c) ........................................      1,400,000          AAA             1,474,480
 Pollution Control Revenue:
  Boston Edison Company Series A, 5.75%, 2/1/14 ...........................      2,000,000          BBB             2,022,900
  Eastern Edison Company Project, 5.875%, 8/1/08 ..........................      4,750,000          BBB             4,816,500
 Provider Lease Program Series 1988 A-1, 8.4%, 7/15/08 ....................      1,805,000          NR              1,836,497
 Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/05 .....      6,500,000          BBB             6,980,675
 Revenue:
  Babson College, Series A, 5.375%, 10/1/17 ...............................      1,700,000          A               1,688,678
  Dexter School Project, 5.4%, 5/1/13 (c) .................................      1,000,000          AAA             1,011,810
  East Boston C06 Series 1996, 7.625%, 7/1/26 .............................      2,750,000          BB              2,815,945
  Solid Waste Disposal, Peabody Monofill Project, 9%, 9/1/05 ..............      2,905,000          NR              3,159,217
  Worcester Polytechnical Institute, 5%, 3/1/11 (c) .......................      1,645,000          AAA             1,647,862
 Sturdy Memorial Hospital, 7.9%, 06/1/09 ..................................      1,735,000          BBB             1,845,832
 Worcester Polytechnical University:
  Series 1997 II, 5.125%, 9/1/11 (c) ......................................      1,300,000          AAA             1,302,821
  Series 1997 II, 5.125%, 9/1/16 (c) ......................................      2,600,000          AAA             2,551,432

    The accompanying notes are an integral part of the financial statements.


                    12 -- Scudder Massachusetts Tax Free Fund

                                                                                Principal          Credit           Market
                                                                               Amount ($)        Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
 Series A, 6.75%, 7/1/06 ..................................................      2,855,000          BBB             3,084,942
 Series A, 5.1%, 7/1/08 (c) ...............................................        840,000          AAA               865,183
 Series A, 5%, 7/1/12 (c) .................................................      1,000,000          AAA               984,550
 Series A, 5%, 7/1/17 (c) .................................................      3,110,000          AAA             2,977,981
 Series B, 6.75%, 7/1/08 ..................................................      9,000,000          BBB             9,740,700
 Series B, 4.95%, 7/1/09 (c) ..............................................      1,575,000          AAA             1,566,290
 Series C, 6.625%, 7/1/10 .................................................      1,000,000          BBB             1,072,270
 Series C, 6.625%, 7/1/10 (c) .............................................      3,500,000          AAA             3,861,900
Massachusetts Port Authority Revenue:
 Series 1997A, 5.125%, 7/1/16 .............................................      3,500,000          AA              3,434,795
 Tax Exempt Receipts, ETM, Zero Coupon until 7/1/03 then 13%, 7/1/13*** ...      1,000,000          NR              1,003,690
 USAir Private Jet, Series 1996A, 5.75%, 9/1/16 (c) .......................      1,000,000          AAA             1,031,040
Massachusetts Special Obligation:
 Series 1996 A, 5.5%, 6/1/11 (c) ..........................................      5,000,000          AAA             5,191,850
 Series 1997A, 5%, 6/1/17 .................................................      5,000,000          AA              4,805,950
Massachusetts Turnpike Authority:
 5%, 1/1/11 ...............................................................      3,000,000          A               2,959,740
 Series 1997A, 5%, 1/1/10 .................................................      2,000,000          A               1,988,980
Massachusetts Water Pollution Abatement Trust, Pooled Loan Program:
 Series 2, 5.625%, 2/1/10 .................................................      2,820,000          AAA             2,986,690
 Series 2, 5.7%, 2/1/15 ...................................................      1,150,000          AAA             1,206,408
Massachusetts Water Resource Authority:
 General Revenue, Series C, 5.25%, 12/1/08 ................................      2,705,000          A               2,813,849
 General Revenue, Series C, 5.25%, 12/1/15 ................................      4,030,000          A               4,029,678
 Series A, 6.5%, 7/15/09 ..................................................     15,000,000          A              17,187,000
 Series A, 6.5%, 7/15/19 ..................................................      3,000,000          A               3,461,670
 Series B, 6%, 11/1/08 ....................................................      5,785,000          A               6,158,595
Nantucket, MA, General Obligation:
 6.8%, 12/1/11 ............................................................      1,000,000          A               1,115,240
 5%, 7/15/17 (c) ..........................................................      2,710,000          AAA             2,610,868
New England Educational Loan Marketing Corporation, Massachusetts Student Loan
 Revenue, 5.7%, 7/1/05 ....................................................      6,250,000          AAA             6,483,063
North Attleboro, MA, General Obligation, 5%, 2/15/12 (c) ..................      1,120,000          AAA             1,116,707
Somerville, MA, General Obligation, 5.25%, 2/15/12 (c) ....................      1,180,000          AAA             1,196,083

    The accompanying notes are an integral part of the financial statements.


                    13 -- Scudder Massachusetts Tax Free Fund

                                                                                Principal          Credit           Market
                                                                               Amount ($)        Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Springfield, MA, General Obligation:
 5%, 9/1/09 ...............................................................      1,000,000          AAA             1,000,000
 Series 1996, 5.3%, 8/1/11 (c) ............................................      1,250,000          AAA             1,270,525
University of Massachusetts, Building Authority Revenue:
 Series B, 6.625%, 5/1/09 .................................................      2,415,000          A               2,805,409
 Series B, 6.625%, 5/1/10 .................................................      2,575,000          A               2,996,373
 Series B, 6.75%, 5/1/11 ..................................................      2,745,000          A               3,238,331
 Series B, 6.875%, 5/1/14 .................................................      1,300,000          A               1,538,341
Worcester, MA, General Obligation:
 Prerefunded 5/15/02, 6.9%, 5/15/05 (c)** .................................      1,850,000          AAA             2,081,731
 Prerefunded 5/15/02, 6.9%, 5/15/06 (c)** .................................      1,500,000          AAA             1,687,890
Puerto Rico
Puerto Rico Highway and Transportation Authority Highway Revenue Series 1996 Y,
 6.25%, 7/1/14 ............................................................      2,000,000          A               2,239,940
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $321,765,860)                                                         345,456,553
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $328,365,860) (a)                                                       352,056,553
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $328,365,860. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $23,690,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $23,777,424 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $86,731.

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

 (c) Bond is insured by one of these companies: AMBAC, Connie Lee, FGIC, FSA or MBIA.

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
     Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

 *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1997.

   The accompanying notes are an integral part of the financial statements.


                    14 -- Scudder Massachusetts Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $328,365,860) .............        $ 352,056,553
                Cash ..............................................................               24,025
                Receivable for investments sold ...................................            5,259,750
                Interest receivable ...............................................            5,315,378
                Receivable on Fund shares sold ....................................               75,697
                Other assets ......................................................                6,161
                                                                                           ----------------
                Total assets ......................................................          362,737,564
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                Payable for investments purchased .................................           10,795,150
                Payable for Fund shares redeemed ..................................              142,268
                Dividends payable .................................................              565,896
                Accrued management fee ............................................              176,511
                Other payables and accrued expenses ...............................              143,375
                                                                                           ----------------
                Total liabilities .................................................           11,823,200
               --------------------------------------------------------------------------------------------
                Net assets, at market value                                                $ 350,914,364
               --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Net unrealized appreciation on investments ........................           23,690,693
                Accumulated net realized loss .....................................           (2,530,418)
                Paid-in capital ...................................................          329,754,089
               --------------------------------------------------------------------------------------------
                Net assets, at market value                                                $ 350,914,364
               --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share
                  ($350,914,364 / 24,763,624 outstanding shares of beneficial
                  interest, $.01 par value, unlimited  number of shares                    ----------------
                  authorized) .....................................................               $14.17
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    15 -- Scudder Massachusetts Tax Free Fund

                             Statement of Operations
                 six months ended September 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                Income:
                Interest ..........................................................        $   9,883,419
                                                                                           -----------------
                Expenses:
                Management fee ....................................................            1,021,561
                Services to shareholders ..........................................              145,520
                Custodian and accounting fees .....................................               56,958
                Trustees' fees and expenses .......................................               10,885
                Reports to shareholders ...........................................               22,879
                Auditing ..........................................................               14,645
                Registration fees .................................................                7,966
                Legal .............................................................                5,244
                Other .............................................................               32,126
                                                                                           -----------------
                                                                                               1,317,784
               ---------------------------------------------------------------------------------------------
                Net investment income                                                          8,565,635
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                Net realized gain (loss) from:
                Investments .......................................................            1,010,747
                Futures ...........................................................              (29,483)
                                                                                           -----------------
                                                                                                 981,264
                                                                                           -----------------
                Net unrealized appreciation during the period on:
                Investments .......................................................            9,948,335
                Futures ...........................................................               48,023
                                                                                           -----------------
                                                                                               9,996,358
               ---------------------------------------------------------------------------------------------
                Net gain on investments transactions                                          10,977,622
               ---------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------
                Net increase in net assets resulting from operations                       $  19,543,257
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    16 -- Scudder Massachusetts Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                Six Months
                                                                                   Ended             Year
                                                                               September 30,        Ended
                                                                                   1997            March 31,
Increase (Decrease) in Net Assets                                               (Unaudited)          1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ......................................    $ 8,565,635       $16,486,395
               Net realized gain from investment transactions .............        981,264            66,607
               Net unrealized appreciation on investment transactions
                  during the period .......................................      9,996,358           213,202
                                                                              ----------------  ---------------
               Net increase in net assets resulting from operations .......     19,543,257        16,766,204
                                                                              ----------------  ---------------
               Distributions to shareholders from net investment income ...     (8,565,635)      (16,486,395)
                                                                              ----------------  ---------------
               Fund share transactions:
               Proceeds from shares sold ..................................     34,320,376        61,413,587
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ...........................      5,058,502         9,637,952
               Cost of shares redeemed ....................................    (29,284,305)      (55,774,105)
                                                                              ----------------  ---------------
               Net increase in net assets from Fund share transactions ....     10,094,573        15,277,434
                                                                              ----------------  ---------------
               Increase in net assets .....................................     21,072,195        15,557,243
               Net assets at beginning of period ..........................    329,842,169       314,284,926
                                                                              ----------------  ---------------
               Net assets at end of period ................................    $350,914,364      $329,842,169
                                                                              ----------------  ---------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ..................     24,047,228        22,942,284
                                                                              ----------------  ---------------
               Shares sold ................................................      2,455,409         4,465,949
               Shares issued to shareholders in reinvestment of
                  distributions ...........................................        361,151           700,390
               Shares redeemed ............................................     (2,100,164)       (4,061,395)
                                                                              ----------------  ---------------
               Net increase in Fund shares ................................        716,396         1,104,944
                                                                              ----------------  ---------------
               Shares outstanding at end of period ........................     24,763,624        24,047,228
                                                                              ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                    17 -- Scudder Massachusetts Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                           Six Months
                              Ended
                           September 30,
                               1997                              Years Ended March 31,
                          (Unaudited)  1997    1996     1995    1994    1993     1992    1991    1990       1989   1988(c)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning  ------------------------------------------------------------------------------------------------
   of period .............  $13.72   $13.70  $13.33   $13.16  $13.61  $12.81   $12.44  $12.25  $12.23     $12.28   $12.00
                            ------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ....     .35      .70     .72      .74     .81     .84      .81     .83     .82        .81      .69
Net realized and unrealized
   gain (loss) on
   investment
   transactions ..........     .45      .02     .37      .18    (.33)    .96      .46     .19     .13        .22      .21
Total from investment       ------------------------------------------------------------------------------------------------
   operations ............     .80      .72    1.09      .92     .48    1.80     1.27    1.02     .95       1.03      .90
                            ------------------------------------------------------------------------------------------------
Less distributions:
From net investment
   income ................    (.35)    (.70)   (.72)    (.74)   (.81)   (.84)    (.81)   (.83)   (.82)      (.88)    (.62)
From net realized gains on
   investment
   transactions ..........      --      --       --       --    (.08)   (.16)    (.09)     --    (.11)(a)   (.20)      --
In excess of net realized
   gains .................      --      --       --     (.01)   (.04)     --       --      --      --         --       --
                            ------------------------------------------------------------------------------------------------
Total distributions ......    (.35)    (.70)   (.72)    (.75)   (.93)  (1.00)    (.90)   (.83)   (.93)     (1.08)    (.62)
Net asset value, end of     ------------------------------------------------------------------------------------------------
   period ................  $14.17   $13.72  $13.70   $13.33  $13.16  $13.61   $12.81  $12.44  $12.25     $12.23   $12.28
                            ------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .....    5.90**   5.39    8.28     7.37    3.37   14.59    10.46    8.60    7.89       9.50     7.73**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..........     351      330     314      296     332     267      120      67      46         31       16
Ratio of operating
   expenses, net to average
   daily net assets (%)...     .77*     .76     .75      .47     .07      --      .48     .60     .60        .51      .50*
Ratio of operating
   expenses before expense
   reductions, to average
   daily net assets (%)...     .77*     .76     .76      .77     .77     .83      .93    1.05    1.16       1.20     2.25*
Ratio of net investment
   income to average daily
   net assets (%) ........    5.03*    5.12    5.23     5.73    5.80    6.36     6.38    6.72    6.60       7.23     7.55*
Portfolio turnover
   rate (%) ..............    9.39*   11.51    20.9     10.2    17.0    29.6     23.2    27.1    45.5      110.5     95.9*

(a) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(b) Total returns would have been lower had certain expenses not been reduced through March 31, 1996.
(c) For the period May 28, 1987 (commencement of operations) to March 31, 1988.
*   Annualized
**  Not annualized


                    18 -- Scudder Massachusetts Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.


                    19 -- Scudder Massachusetts Tax Free Fund

At March 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,420,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, ($1,310,000) and March 31, 2005 ($110,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1996 through March 31, 1997, the Fund incurred approximately $18,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending March 31, 1998.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $27,634,538 and $15,334,995, respectively.

The aggregate face value of future contracts closed during the six months ended September 30, 1997 was $3,396,773.

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended September 30, 1997, the fee pursuant to the Advisory Agreement amounted to $1,021,561 of which $176,511 was unpaid at September 30, 1997.


                    20 -- Scudder Massachusetts Tax Free Fund

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SSC aggregated $98,288, of which $16,244 was unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $30,703, of which $5,301 was unpaid at September 30, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1997, Trustees' fees and expenses charged to the Fund aggregated $10,885.


                    21 -- Scudder Massachusetts Tax Free Fund

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                                  intentionally
                                   left blank.

                    22 -- Scudder Massachusetts Tax Free Fund

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                                  intentionally
                                   left blank.


                    23 -- Scudder Massachusetts Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner, TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.


                    24 -- Scudder Massachusetts Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                    25 -- Scudder Massachusetts Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 -- Scudder Massachusetts Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                    27 -- Scudder Massachusetts Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER [LOGO]